SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                 APRIL 22, 1996
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                             CARDINAL HEALTH, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)






                OHIO                 0-12591              31-0958666
           (STATE OR OTHER         (COMMISSION           (IRS EMPLOYER
           JURISDICTION OF         FILE NUMBER)       IDENTIFICATION NO.)
           INCORPORATION)


                5555 GLENDON COURT, DUBLIN, OHIO             43016
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)



                                  (614) 717-5000
               (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)







         ITEM 5.   OTHER EVENTS

                   On April 22, 1996, Cardinal Health, Inc., an Ohio corporation ("Cardinal"), announced its financial results for its third fiscal quarter ended March 31, 1996. A copy of Cardinal's press release dated April 22, 1996 announcing the financial results is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMA-TION AND EXHIBITS

              (c) Exhibits.

                   The following exhibits are filed with this report:

                   99.1 Cardinal Press Release dated April 22, 1996.








                                   SIGNATURE


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CARDINAL HEALTH, INC.


         Dated:    April 23, 1996      By /s/ George H. Bennett, Jr.
                                          George H. Bennett, Jr.
                                          Executive Vice President,
                                            General Counsel and
                                            Secretary







                                 EXHIBIT INDEX


         99.1 Cardinal Press Release dated April 22, 1996.